DUBUC MOTORS INC.

1370 Willow Road, Menlo Park, CA 94025	3000 Watt # 12, Quebec, Quebec, G1X 3Y8

January 25, 2017

Justin Dobbie
Legal Branch Chief
Office of Transportation and Leisure
Division of Corporation Finance
United States Securities and Exchange Commission
Mail Stop 3561
100 F Street, North East
Washington, D.C. 20549

RE: Dubuc Motors Inc. - Amendment No. 1 to Offering Statement on Form 1-A
Filed January 6, 2017 - File No. 024-10632

We confirm receipt of your letter dated January 23, 2017, which provided your comments on our Amendment No. 1 Form 1-A filed January 6, 2017. We have responded using the same reference numbers and heading references as in your letter to reply as follows:

General

1. Reconciliation of yearly production numbers on StartEngine.com with page 19 of offering circular.  We have revised our disclosure on StartEngine regarding our production number to state as follows:

"…foresee a yearly production of 1500 units, but expect our initial production capacity to be around ten (10) to a maximum of one hundred (100) vehicles in our first year of production (assuming we are successful in raising the full amount in our Regulation A offering)."

We have also revised our disclosure on page 19 of the offering circular to indicate we foresee a yearly production of approximately 1500 units once fully established."

2. Hyperlink to latest preliminary offering circular. We confirm going forward we will provide a hyperlink to the latest version of our preliminary offering circular.

Plan of Distribution, page 10

Subscription, page 11

3. Describe the procedure that will be provided to prospective investors via email who have indicated a non-binding indication of interest on Start-Engine to subscribe in the offering. Subscribers who indicated a non-binding indication of interest on Start-Engine to subscribe in the offering will receive an automated message from StartEngine indicating:

  that the offering is now open for investment;
  they may now convert their reservation into an investment;
  they may view the offering on our campaign page on Startengine.com; and
  if they are still interested in investing they need to click on the "Invest Now" button at the top of our campaign page on Startengine.com

The information provided is fairly basic and points back to our campaign page on StartEngine.com. The campaign page will have a link to the SEC HTML qualified version of our offering circular.

As indicated above, if a prospective investor is interested in making an investment they will need to click on the "Invest Now" button which will take them to our subscription agreement. Subscribers will then be required to complete a subscription agreement and deliver the subscription funds for the subscribed amount in accordance with the instructions stated in the subscription agreement.

We have revised the offering circular to provide more information regarding what prospective investors will receive and need to do to confirm they are interested in making an investment.

Exhibit 4

4. Subscription Agreement. The las sentence in section 2.06 of the Subscription Agreement has been removed, and the revised Subscription Agreement has been refilled as an exhibit.

A revised Form 1-A and a revised Subscription Agreement have been filed on EDGAR.

We trust you will find the enclosed in order.

Yours Truly,

DUBUC MOTORS INC.

/s/ Mario Dubuc

Per:

Mario Dubuc
Chief Executive Officer, Principal Accounting Officer and Director

Enclosures